Exhibit 23




               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


   We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-35311) pertaining to the Holiday Rambler Employees' Retirement Plan (the Plan) of our report dated May 9, 1997, with respect to the financial statements and schedules of the Plan included in this Annual Report (Form 11-K) for the year ended December 31, 1996.

                                                      ERNST & YOUNG LLP

   Milwaukee, Wisconsin
   June 27, 1997